Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.67%
      November, 1996  5.69%
      October, 1996  5.83%
      September, 1996  5.50%


Cash Yield                                              18.36%


Investor Charge Offs                                    3.97%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 4.88%


Seller's Interest                                       23.97%


Total Payment Rate                                      10.02%


Total Principal Balance                                $8,198,022,382.34


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $1,964,689,048.95